SECOND QUARTER 2021 FINANCIAL RESULTS JULY 27, 2021

2 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as AMD’s journey; the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s financial outlook for the third quarter of 2021 and full year 2021, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other; non-GAAP tax rates and diluted share count; and AMD’s leadership roadmaps, execution excellence, revenue market share gains and strong shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; the loss of a significant customer; the impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; the competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; market conditions of the industries in which AMD products are sold; the cyclical nature of the semiconductor industry; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; the ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; the availability of essential equipment, materials, substrates, or manufacturing processes; expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with features and performance levels that provide value to its customers; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for the design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft Corporation and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; the impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; the efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control the sales of its products on the gray market; the impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; the impact of environmental laws, conflict minerals-related provisions and other laws or regulations; the impact of acquisitions, joint ventures and/or investments on AMD's business, including the announced acquisition of Xilinx, and the failure to integrate acquired businesses; AMD’s ability to complete the Xilinx merger; the impact of the announcement and pendency of the Xilinx merger on AMD’s business; the impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; the restrictions imposed by agreements governing AMD’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to service its debt obligations or meet its working capital requirements; AMD's ability to repurchase its outstanding debt in the event of a change of control; AMD's ability to generate sufficient revenue and operating cash flow or obtain external financing for research and development or other strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share and free cash flow. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For full year 2021, AMD uses a projected non-GAAP tax rate of 15%, which excludes the tax impact of pre-tax non-GAAP adjustments, reflecting currently available information. AMD uses a projected cash tax rate of approximately 2% that includes the projected current income tax liability plus known foreign withholding tax obligations paid expressed as a percentage of non-GAAP profit before tax. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. These forward-looking non-GAAP measures are based on current expectations as of July 27, 2021, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 OUR JOURNEY Best-in-Class Financial Performance Expanding Customer & Partner Ecosystem Best Product Portfolio in History Significant Business Acceleration

4 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 Driving Leadership PC Experiences and Gaming Solutions PC/GAMING SOLUTIONS Leadership Process Technology and Innovative 3D Chiplet Packaging ADVANCED TECHNOLOGY Delivering Multi-generational Leadership CPU and GPU Roadmaps INDUSTRY-LEADING IP Innovation in Cloud, Enterprise and Accelerated Computing DATA CENTER LEADERSHIP OUR LEADERSHIP TECHNOLOGY

5 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 z PERFORMANCE LEADERSHIP IN PCS, DATA CENTER AND GAMING OUR BEST EVER PRODUCT PORTFOLIO See endnotes R5K-002 and CZM-35 Desktop and mobile processors provide world’s fastest gaming, leadership performance and advanced battery life Performance and power efficiency with AMD RDNA™ 2 Architecture 3rd Gen AMD EPYC™ extends performance and TCO advantages Latest game consoles powered by “Zen” and RDNA Architectures SEMI-CUSTOM Heterogenous computing re-imagined for the exascale era with AMD CDNATM Architecture

6 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 1. See Appendices for GAAP to Non-GAAP reconciliation FINANCIAL SUMMARY Q2 2021¹ $1.93 $3.85 Q2 2020 Q2 2021 +99% y/y Quarterly Revenue ($B) Record revenue $3.85 billion, up 99% y/y and 12% q/q  Gross margin 48%, up 4pp y/y and 2 pp q/q  OpEx $1.00 billion; Non-GAAP OpEx $909 million  Significant growth in profitability • Operating income $831 million; Non-GAAP operating income $924 million • Operating margin 22%; Non-GAAP operating margin 24% • Net income $710 million; Non-GAAP net income $778 million • Diluted EPS $0.58; Non-GAAP diluted EPS $0.63  Cash, cash equivalents and short-term investments $3.79 billion  Operating cash flow $952 million; Record free cash flow $888 million  Repurchased 3.2 million shares of common stock for $256 million

7 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 COMPUTING AND GRAPHICS SEGMENT Q2 2021  Revenue $2.25 billion ‒ Up 65% y/y and 7% q/q driven by higher client and graphics processor sales ‒ Record client revenue and 5th straight quarter of revenue share gains ‒ Graphics revenue growth led by demand for RadeonTM 6000 Series and AMD InstinctTM GPUs  Higher Average Selling Prices (ASP) ‒ Client processor ASP grew y/y and q/q driven by a richer mix of RyzenTM desktop and notebook processor sales ‒ GPU ASP grew y/y and q/q driven by high-end graphics product sales, including data center GPU sales  Higher Operating Income ‒ Operating income $526 million compared to $200 million a year ago and $485 million in the prior quarter ‒ Operating margin 23% compared to 15% a year ago and 23% in the prior quarter  Strategic news and highlights ‒ Won multiple high-volume Enterprise deployments with Fortune 500 companies ‒ Strong RDNA 2 GPU shipments including the first notebooks powered by Radeon RX 6000M series GPUs ‒ Launched FidelityFX Super Resolution for gaming graphics with support from more than 40 game developers ‒ Initial shipments of next-generation AMD Instinct accelerators featuring 2nd Gen CDNA architecture

8 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 ENTERPRISE, EMBEDDED AND SEMI-CUSTOM SEGMENT Q2 2021  Revenue $1.60 billion ‒ Up 183% y/y and 19% q/q driven by higher EPYC processor revenue and semi-custom product sales ‒ 5th straight quarter of record server processor revenue, including strong demand for 2nd and 3rd Gen EPYC processors ‒ Semi-custom revenue grew y/y and q/q driven by increasing demand for game consoles  Higher Operating Income ‒ Operating income $398 million compared to $33 million a year ago and $277 million in the prior quarter ‒ Operating margin 25% compared to 6% a year ago and 21% in the prior quarter  Strategic news and highlights ‒ Cloud demand accelerated with growing internal adoption and expansion of AMD-powered instances ‒ Google chose AMD EPYC processors to exclusively power the first offering in its Tau VM family for Cloud scale-out workloads ‒ AMD-based systems on the Top500 list of world’s fastest supercomputers increased by almost 5X in the last year ‒ Announced 3D Chiplet Packaging combining chiplets with 3D stacking and industry-leading hybrid bond approach ‒ Tesla selected AMD Ryzen embedded CPU processors and Radeon RDNA2 GPUs and we started production shipments to power the in-dash infotainment systems in the latest Model S and Model X vehicles ‒ Valve chose AMD to power their SteamDeck handheld game console scheduled to launch December 2021

9 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 $1,801 $2,127 $1,786 $1,932 $2,801 $3,244 $3,445 $3,850 1000 1500 2000 2500 3000 3500 4000 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 +99% y/y REVENUE TREND ($ IN MILLIONS) STRONG REVENUE TRAJECTORY

10 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 43% 45% 46% 44% 44% 45% 46% 48% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 +4pp y/y GROSS MARGIN TREND (GAAP AND NON-GAAP)¹ 1. See Appendices for GAAP to Non-GAAP reconciliation CONTINUED GROSS MARGIN EXPANSION

11 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 EARNINGS PER SHARE TREND $0.11 $0.15 $0.14 $0.13 $0.32 $0.39 $0.45 $0.58$0.20 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Ax is T itl e +$0.45 y/y (GAAP) $1.451 SIGNIFICANT PROFIT GROWTH 1. In Q4 2020, AMD released $1.3 billion of its $2.9 billion income tax valuation allowance. The valuation allowance release had a $1.06 benefit to Q4 2020 earnings per share. 2. Includes a higher tax rate beginning in Q1 2021. $1.06 Valuation Allowance Release 2

12 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 $0.18 $0.32 $0.18 $0.18 $0.41 $0.52 $0.52 $0.63 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 +$0.45 y/y EARNINGS PER SHARE TREND (NON-GAAP)1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation 2. 2. Includes a higher tax rate beginning in Q1 2021 SIGNIFICANT PROFIT GROWTH 2

13 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 ($ in millions, except per share data) Q2’21 Q2’20 Y/Y Q1’21 Q/Q Revenue $3,850 $1,932 Up 99% $3,445 Up 12% Gross Profit $1,830 $848 Up 116% $1,587 Up 15% Gross Margin % 48% 44% Up 4pp 46% Up 2pp Operating Expenses $1,000 $675 Up 48% $929 Up 8% Operating Expense/Revenue % 26% 35% Down 9pp 27% Down 1pp Operating Income $831 $173 Up 380% $662 Up 26% Operating Margin % 22% 9% Up 13pp 19% Up 3pp Net Income1 $710 $157 Up 352% $555 Up 28% Earnings Per Share1,2 $0.58 $0.13 Up 346% $0.45 Up 29% Q2 2021 SUMMARY P&L – GAAP 1. Includes a higher tax rate beginning in Q1 2021 2. See Appendices for share count reference.

14 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 ($ in millions, except per share data) Q2’21 Q2’20 Y/Y Q1’21 Q/Q Revenue $3,850 $1,932 Up 99% $3,445 Up 12% Gross Profit $1,832 $850 Up 116% $1,588 Up 15% Gross Margin % 48% 44% Up 4pp 46% Up 2pp Operating Expenses $909 $617 Up 47% $830 Up 10% Operating Expense/Revenue % 24% 32% Down 8pp 24% Flat Operating Income $924 $233 Up 297% $762 Up 21% Operating Margin % 24% 12% Up 12pp 22% Up 2pp Net Income2 $778 $216 Up 260% $642 Up 21% Earnings Per Share2 $0.63 $0.18 Up 250% $0.52 Up 21% Q2 2021 SUMMARY P&L – NON-GAAP1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference. 2. 2. Includes a higher tax rate beginning in Q1 2021

15 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 Q2 2021 SEGMENT RESULTS ($ in millions) Q2’21 Q2’20 Y/Y Q1’21 Q/Q Computing and Graphics Net Revenue $2,250 $1,367 Up 65% $2,100 Up 7% Operating Income $526 $200 Up 163% $485 Up 8% Enterprise, Embedded and Semi-Custom Net Revenue $1,600 $565 Up 183% $1,345 Up 19% Operating Income $398 $33 Up 1,106% $277 Up 44% All Other Category Operating Loss $(93) $(60) Down 55% $(100) Up 7% TOTAL Net Revenue $3,850 $1,932 Up 99% $3,445 Up 12% Operating Income $831 $173 Up 380% $662 Up 26%

16 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 Q2 2021 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q2’21 Q2’20 Y/Y Q1’21 Q/Q Cash, Cash Equivalents and Short-term Investments $3,793 $1,775 Up $2,018 $3,116 Up $677 Accounts Receivable, Net $2,020 $1,789 Up $231 $2,178 Down $158 Inventories $1,765 $1,324 Up $441 $1,653 Up $112 Total Debt (principal amount)1 $313 $763 Down $450 $314 Down $1 Total Debt, Net1 $313 $690 Down $377 $313 Flat 1. See Appendices for Total Debt reconciliation OUTSTANDING BALANCE SHEET

FINANCIAL OUTLOOK – NON-GAAP[1]

	Q3 2021	FY 2021
Revenue	$4.1 Billion +/- $100 Million	Growth of ~60% y/y
Gross Margin %	~48%	~48%
Operating Expenses Operating Expenses/Revenue %	~$1.0 Billion ~25%	~25%
Interest Expense, Taxes and Other	~$150 Million	--
Effective Tax Rate	~15% of pre-tax income	
Cash Tax Rate	~2% of pre-tax income	
Diluted Share Count[2]	~1.23 billion shares	~1.23 billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of July 27, 2021, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, non-cash interest expense related to convertible debt, income tax provision, equity income in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control; therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.
2. Refer to Diluted Share Count overview in the Appendices

17 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021

AMD

18 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 Q2 2021 SUMMARY Profitability More than Tripled Y/Y Gross Margin Expanded to 48%, Up 4 pp Y/Y Quarterly Revenue Up 99% Y/Y, 12% Q/Q Record Quarterly Free Cash Flow

19 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 AMD’S COMMITMENT TO ESG Steadfast commitment to environmental stewardship and contributing to our local communities ENVIRONMENTAL Delivering industry leading products with integrity, innovation and quality in order to help solve global challenges GOVERNANCE Creating a culture that drives innovation by fostering diversity, inclusion and belonging SOCIAL GREATER TECHNOLOGY FOR THE GREATER GOOD

20 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 BUILDING THE BEST Strong Shareholder Returns Execution Excellence Leadership Roadmaps Revenue Market Share Gains

21 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 APPENDICES Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin (Millions) Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1’21 Q2’21 GAAP gross profit $ 777 $ 949 $ 818 $ 848 $ 1,230 $ 1,451 $ 1,587 $ 1,830 GAAP gross margin % 43% 45% 46% 44% 44% 45% 46% 48% Stock-based compensation 2 1 2 2 1 1 1 2 Non-GAAP gross profit $ 779 $ 950 $ 820 $ 850 $ 1,231 $ 1,452 $ 1,588 $ 1,832 Non-GAAP gross margin % 43% 45% 46% 44% 44% 45% 46% 48% Reconciliation of GAAP to Non-GAAP Operating Expenses (Millions) Q2’21 Q2’20 Q1’21 GAAP operating expenses $ 1,000 $ 675 $ 929 GAAP operating expenses/revenue % 26% 35% 27% Stock-based compensation 81 58 84 Acquisition-related costs 10 – 15 Non-GAAP operating expenses $ 909 $ 617 $ 830 Non-GAAP operating expenses/revenue % 24% 32% 24%

22 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 APPENDICES Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Millions) Q2’21 Q2’20 Q1’21 GAAP operating income $ 831 $ 173 $ 662 GAAP operating margin % 22% 9% 19% Stock-based compensation 83 60 85 Acquisition-related costs 10 – 15 Non-GAAP operating income $ 924 $ 233 $ 762 Non-GAAP operating margin % 24% 12% 22%

APPENDICES

Reconciliation of GAAP to Non-GAAP Net Income / Earnings Per Share

(Millions, except per share data)	Q3'19		Q4'19		Q1'20		Q2'20		Q3'20		Q4'20		Q1'21		Q2'21	
GAAP net income / earnings per share	$ 120	$ 0.11	$ 170	$ 0.15	$ 162	$ 0.14	$ 157	$ 0.13	$ 390	$ 0.32	$ 1,781	$ 1.45	$ 555	$ 0.45	$ 710	$ 0.58
Loss on debt redemption/conversion	40	0.03	128	0.10	–	–	–	–	38	0.03	16	0.01	6	0.01	1	–
Non-cash interest expense related to convertible debt	6	–	4	–	2	–	2	–	2	–	–	–	–	–	–	–
Stock-based compensation	54	0.04	57	0.05	59	0.04	60	0.05	76	0.06	79	0.06	85	0.07	83	0.06
Equity income in investee	(1)	–	–	–	–	–	(1)	–	(1)	–	(3)	–	(2)	–	(2)	–
Acquisition-related costs	–	–	–	–	–	–	–	–	–	–	14	0.01	15	0.01	10	0.01
Release of valuation allowance on deferred tax assets	–	–	–	–	–	–	–	–	–	–	(1,301)	(1.06)	–	–	–	–
Impairment of investment	–	–	–	–	–	–	–	–	–	–	–	–	8	0.01	–	–
Income tax provision	–	–	24	0.02	(1)	–	(2)	–	(4)	–	50	0.05	(25)	(0.03)	(24)	(0.02)
Non-GAAP net income / earnings per share	$ 219	$ 0.18	$ 383	$ 0.32	$ 222	$ 0.18	$ 216	$ 0.18	$ 501	$ 0.41	$ 636	$ 0.52	$ 642	$ 0.52	$ 778	$ 0.63

Shares used and net income adjustment in earnings per share calculation	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Shares used in per share calculation (GAAP) (1)	1,117	1,188	1,224	1,227	1,215	1,226	1,231	1,232
Interest expense add back to GAAP net income (1)	$ -	$ 4	$ 4	$ 3	$ 1	$ -	$ -	$ -
Shares used in per share calculation (Non-GAAP)	1,212	1,216	1,224	1,227	1,230	1,232	1,233	1,232
Interest expense add back to Non-GAAP net income	$ 4	$ 2	$ 2	$ 1	$ 1	$ -	$ -	$ -

(1) Q3'19 GAAP diluted EPS calculation did not include shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated interest expense add-back to net income under the "if converted" method as their inclusion would have been anti-dilutive. Q4'19, Q1'20 and Q2'20 GAAP diluted EPS calculation includes 31 million shares related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $4 million, $4 million and $3 million interest expense, respectively, add-back to net income under the "if converted" method. The 53 million shares (28 million weighted-average) issued in exchange for $428 million of convertible debt in Q4'19 were not included as their inclusion would have been anti-dilutive. Q3'20 and Q4'20 GAAP diluted EPS calculation includes 11 million and 3 million shares, respectively, related to the assumed conversion of the Company's 2026 Convertible Notes and the associated $1 million and $0 million interest expense, respectively, add-back to net income under the "if converted" method. The 20 million (15 million weighted-average), 8 million shares (6 million weighted-average) and 3 million shares (2 million weighted-average) issued in exchange for $165 million, $60 million and $24 million of convertible debt in Q3'20, Q4'20 and Q1'21, respectively, were not included as their inclusion would have been anti-dilutive.

23 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021

AMD

APPENDICES

Share Count Overview

Shares (millions) [1]	Q1'21 Actual	Q2'21 Actual	Q3'21 Estimate	2021 Estimate
Basic Shares	1,213	1,216	1,217	1,216
Dilutive impact from:				
Employee Equity Grants [2]	18	16	14	15
Diluted Shares (without 2026 Convertible Notes)	1,231	1,232	1,231	1,231
2026 Convertible Notes – GAAP [3]	-	-	-	-
Diluted Shares (with 2026 Convertible Notes) – GAAP	1,231	1,232	1,231	1,231
2026 Convertible Notes – Non-GAAP [3]	2	-	-	-
Diluted Shares (with 2026 Convertible Notes) – Non-GAAP	1,233	1,232	1,231	1,231

The table above provides actual share count for Q1'21 and Q2'21 and an estimate of share count that may be used when calculating GAAP and non-GAAP diluted earnings per share for Q3'21 and FY 2021.

(1) Share counts are weighted average shares.

(2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1'21 and Q2'21 average stock price was $86.88 and $80.20, respectively. The Q2'21 average stock price of $80.20 was assumed for the Q3'21 and FY 2021 estimates.

(3) The dilutive impact from the 2.125% Convertible Senior Notes due 2026 (2026 Convertible Notes) is based on the If-Converted method, where the interest costs associated with the 2026 Convertible Notes are added back to the Net Income and the shares underlying the 2026 Convertible Notes are assumed to be converted and are added to the share count. The impact from the 2026 Convertible Notes, if dilutive, is included in diluted EPS calculation. For the GAAP computation, the add-back to net income includes cash and non-cash interest expense, while only the cash interest expense is added back to the non-GAAP net income. The dilutive shares associated with the 2026 Convertible Notes reflect the weighted average shares subject to conversion during each period.

During Q1'21, 3 million shares of the Company's common stock (2 million shares weighted) were issued to convert $24 million of the outstanding 2026 Convertible Notes.

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AMD

25 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 APPENDICES Total Debt (Net) (Millions) Q2’21 Q2’20 Q1’21 7.50% Senior Notes due 2022 $ 312 $ 312 $ 312 2.125% Convertible Senior Notes due 2026 1 251 2 Borrowings from secured revolving line of credit – 200 – Total Debt (principal amount) $ 313 $ 763 $ 314 Unamortized debt discount associated with 2.125% Convertible Senior Notes due 2026 – (69) – Unamortized debt issuance costs – (4) (1) Total Debt (net) $ 313 $ 690 $ 313 Reconciliation of Operating Cash Flow to Free Cash Flow (Millions) Q2’21 GAAP net cash provided by operating activities $ 952 Purchases of property and equipment (64) Free cash flow $ 888

26 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 ENDNOTES R5K-002: Testing by AMD Performance labs as of 5/28/2021 based on the average FPS of 20 PC games at 1920x1080 with the High image quality preset using an AMD Ryzen™ 9 5900X processor vs. Core i9-11900K. For Ryzen 5000 G-Series processors testing as of 5/5/2021 based on the average FPS of 11 PC games at 1920x1080 with the low image quality preset using an AMD Ryzen™ 7 5700G vs Core i7-11700, both configured with integrated graphics. Results may vary. R5K-002.R5K-050: Testing by AMD Performance Labs as of December 11, 2020 using an AMD Ryzen 9 5900 and Intel Core i9-10900, each similarly configured and tested with an NVIDIA GeForce RTX 2080 Ti graphics card. Results may vary. R5K-002. CZM-35:Tested by AMD Labs in December 2020. The Ryzen 5000 series mobile processors are the fastest mobile processors with the highest-performing single-thread and multi-thread performance available on an x86 mobile processor, measured with Cinebench R.20 1T and Cinebench R20 nT respectively, using similarly configured systems with Ryzen 9 4900H, Ryzen 9 5980HX and Ryzen 5980HS processors vs i9-10980HK, Core i7-1185G7 processors. Performance may vary. CZM-35.

27 SECOND QUARTER 2021 FINANCIAL RESULTS | JULY 27, 2021 DISCLAIMERS AND ATTRIBUTIONS The information contained herein is for informational purposes only and is subject to change without notice. Timelines, roadmaps, and/or product release dates shown in these slides are plans only and subject to change. While every precaution has been taken in the preparation of this document, it may contain technical inaccuracies, omissions and typographical errors, and AMD is under no obligation to update or otherwise correct this information. Advanced Micro Devices, Inc. makes no representations or warranties with respect to the accuracy or completeness of the contents of this document, and assumes no liability of any kind, including the implied warranties of non-infringement, merchantability or fitness for particular purposes, with respect to the operation or use of AMD hardware, software or other products described herein. No license, including implied or arising by estoppel, to any intellectual property rights is granted by this document. Terms and limitations applicable to the purchase or use of AMD’s products are as set forth in a signed agreement between the parties or in AMD's Standard Terms and Conditions of Sale. ©2021 Advanced Micro Devices, Inc. All rights reserved. AMD, the AMD Arrow logo, Radeon, Ryzen, EPYC and combinations thereof are trademarks of Advanced Micro Devices, Inc. Other product names used in this presentation are for identification purposes only and may be trademarks of their respective companies.